Exhibit 99.1 JELD-WEN, Inc. 2645 Silver Crescent Drive, Charlotte, NC 28273 USA www.jeld-wen.com JELD-WEN NAMES JULIE C. ALBRECHT CHIEF FINANCIAL OFFICER CHARLOTTE, N.C., June 21, 2022 – JELD-WEN Holding, Inc. (NYSE:JELD), a leading global manufacturer of building products, today announced Julie C. Albrecht will join JELD-WEN as executive vice president and chief financial officer, effective July 18, 2022. Albrecht joins JELD- WEN from Sonoco, one of the largest global sustainable packaging companies with 2021 sales of $5.6 billion, where she has served as CFO since March 2019. She will replace EVP and Acting CFO David Guernsey who will transition into another leadership role. “Julie is a proven finance executive who has successfully led large global teams for public companies, and we are excited to have her join the JELD-WEN team,” said Chair and CEO Gary S. Michel. “The breadth and depth of her background in finance, combined with her strong leadership skills, will help us further engage investors as we execute our multi-faceted growth strategy. We continue to be focused on growing market share, expanding margins and delivering increased shareholder value.” Albrecht is a seasoned executive with more than 30 years of experience. She joined Sonoco in 2017 as corporate vice president, treasurer and assistant CFO before being named CFO in 2019. Prior to Sonoco, Albrecht served as vice president, finance, investor relations and treasurer for Esterline Technologies Corporation (acquired by TransDigm in 2019), a $2 billion global manufacturer for the aerospace and defense markets. Earlier, Albrecht held positions of increasing responsibility at United Technologies, Goodrich and Coltec Industries. She began her finance career at PricewaterhouseCoopers. Albrecht earned her bachelor’s degree in accounting at Wake Forest University. “JELD-WEN has an exciting future,” said Albrecht. “I look forward to working with Gary and JELD- WEN’s talented team to further advance the company’s financial performance and continue its business growth trajectory.” ### About JELD-WEN Headquartered in Charlotte, N.C., JELD-WEN is a leading global manufacturer of high-performance interior and exterior building products, offering one of the broadest selections of windows, interior and exterior doors, and wall systems. JELD-WEN delivers a differentiated customer experience, providing construction professionals with durable, energy-efficient products and labor-saving services that help them maximize productivity and create beautiful, secure spaces for all to enjoy. The JELD-WEN team is driven by innovation and committed to creating safe, sustainable environments for customers, associates, and local communities. The JELD-WEN family of brands includes JELD- WEN® worldwide; LaCantina™ and VPI™ in North America; Swedoor® and DANA® in Europe; and Corinthian®, Stegbar®, and Breezway® in Australia. Visit JELD-WEN.com for more information.

        Forward-Looking Statements This release contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements by our CEO and statements regarding our business strategies and future financial performance. Forward-looking statements are generally identified by our use of forward-looking terminology such as “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, or “intend” or comparable terminology. Although we believe these statements are based on reasonable expectations, assumptions, estimates and projections, they are only predictions and involve known and unknown risks, many of which are beyond our control that could cause actual outcomes and results to be materially different from those indicated in such statements. Risks and uncertainties that could cause actual results to differ materially from such statements include but are not limited to the factors discussed in our Annual Report on Form 10-K and our other filings with the Securities and Exchange Commission. The forward-looking statements included in this release are made as of the date hereof, and except as required by law, we undertake no obligation to update after the date of this release. Media Contact: JELD-WEN Holding, Inc. Colleen Penhall Vice President, Corporate Communications 980-322-2681 cpenhall@jeldwen.com Investor Relations Contact: JELD-WEN Holding, Inc. Chris Teachout Director, Investor Relations 704-378-7007 investors@jeldwen.com